Exhibit 10.1

WARRANTHOLDER SUPPORT AGREEMENT

This Warrantholder Support Agreement (this “Agreement”) is made as of April 22, 2026, by and among SeeQC, Inc., a Delaware corporation (the “Company”), Allegro Merger Corp., a Delaware corporation (“Allegro”), and the undersigned holders (the “Voting Parties” and each a “Voting Party”) of redeemable common stock purchase warrants of Allegro, each whole warrant exercisable for one share of Allegro common stock at a price of $11.50 per share (“Allegro Warrants”).

WHEREAS, prior to the execution and delivery of this Agreement, the Company, SeeQC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Allegro entered into an Agreement and Plan of Merger (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, on the terms and conditions set forth therein, at the effective time of the Merger Agreement, Merger Sub will merge with and into Allegro (the “Merger”), with Allegro surviving as a direct, wholly-owned subsidiary of the Company.

WHEREAS, pursuant to the Merger Agreement, Allegro agreed to use commercially reasonable efforts to obtain the consent of the requisite number of holders of Allegro Warrants to amend the Allegro Warrants whereby each Allegro Warrant will entitle the holder to receive one-tenth of one share of common stock of the Company upon consummation of the Merger (the “Warrant Amendment”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings:

(a) “Affiliate” shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(b) “Applicable Law” shall mean any federal, state, provincial, local, municipal, territorial, or other law, statute, constitution, treaty, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, injunction, judgment; any award, injunction, judgment, regulatory or supervisory mandate, order, writ, decree, or ruling entered, issued, made, or rendered by any Governmental Authority; and any assessment, writ or other legal requirement, administrative policy or guidance, or requirement issued, enacted, adopted, promulgated, implemented, or otherwise put into effect by or under the authority of any Governmental Authority.

(c) “Business Day” shall mean any day other than a Saturday, a Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to be closed.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e) “Family Member” means with respect to any Person, such Person’s spouse, ancestors, descendants (whether by blood, marriage or adoption) or spouse of a descendant of such Person, brothers and sisters (whether by blood, marriage or adoption) and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood, marriage or adoption), brothers and sisters (whether by blood, marriage or adoption) are beneficiaries.

(f) “Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, or governmental commission, department, board, bureau, agency or instrumentality, or any arbitrator, court or tribunal that possesses competent jurisdiction.

(g) “Legal Proceeding” shall mean any action, suit, hearing, claim, charge, audit, lawsuit, litigation, investigation (formal or informal), inquiry, arbitration or proceeding (in each case, whether civil, criminal or administrative or at law or in equity) by or before any Governmental Authority.

(h) “Lien” shall mean any mortgage, pledge, security interest, encumbrance, lien, license, option, right of first offer, right of first refusal, restriction or charge of any kind (including, any conditional sale or other title retention agreement or lease in the nature thereof, any agreement to give any security interest and any restriction relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership).

(i) “Permitted Transfer” means a Transfer of Voting Securities by a Voting Party (a) to any Family Member of such Voting Party, (b) to any Affiliate of such Voting Party, (c) to any Affiliate of any Family Member of such Voting Party, (d) to any of such Voting Party’s related investment funds or vehicles controlled or managed by such Voting Party or Affiliate of such Voting Party, and (e) to any other Person with the prior consent of the Company and Allegro.

(j) “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, or governmental commission, department, board, bureau, agency or instrumentality, or any arbitrator, court or tribunal.

(k) “Subsidiary” shall mean, with respect to any Person, any partnership, limited liability company, corporation or other business entity of which: (i) if a corporation or company, a majority of the total voting power of shares of capital stock or share capital entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof, or in the election of members of a similar governing body, is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; (ii) if a partnership, limited liability company or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof, or that Person or one or more Subsidiaries of that Person serves as a general partner, managing member or manager thereof, or in a capacity exercising similar management authority; or (iii) in any case, that Person controls the management thereof.

(l) “Voting Securities” shall mean the Allegro Warrants outstanding and beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) (“Beneficially Owned”) by any Voting Party as set forth on such Voting Party’s signature page hereto or hereafter acquired in accordance with Section 8.

2. Representations and Warranties of the Voting Parties. Each Voting Party on its own behalf hereby represents and warrants to the other parties hereto, severally and not jointly, with respect to such Voting Party and such Voting Party’s ownership of its Voting Securities set forth on Annex A hereto as follows:

(a) Authority. If Voting Party is a legal entity it is duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Applicable Law of the jurisdiction of its organization, and Voting Party has all requisite power and authority to enter into this Agreement, to perform fully Voting Party’s obligations hereunder and to consummate the transactions contemplated hereby. If Voting Party is a natural person, Voting Party has the legal capacity to enter into this Agreement. If Voting Party is a legal entity, this Agreement has been duly authorized by all necessary action, executed and delivered by Voting Party. This Agreement constitutes a valid and binding obligation of Voting Party enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b) No Consent. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or other Person on the part of Voting Party is required in connection with the execution, delivery and performance of this Agreement. If Voting Party is a natural person, no consent of such Voting Party’s spouse is necessary under any “community property” or other laws for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. If Voting Party is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(c) No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor Voting Party’s compliance with the terms hereof and performance of his, her or its obligations hereunder, will, directly or indirectly (i) violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, Voting Party’s organizational documents (as applicable), any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Voting Party or to Voting Party’s property or assets (including the Voting Securities) that would reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby or that would reasonably be expected to prevent or delay the fulfillment by Voting Party of its obligations under this Agreement or (ii) result in the creation or imposition of any Lien upon the Voting Securities.

(d) Ownership of Voting Securities. Voting Party (i) beneficially owns its Voting Securities free and clear of all Liens (except for any such Lien that may be imposed pursuant to this Agreement and the transactions contemplated hereby, any applicable restrictions on transfer under applicable U.S. state or federal securities or “blue sky” law) and (ii) has the sole power (or shared power, provided that such power is shared solely with Persons who are Voting Parties) to vote or caused to be voted its Voting Securities. As of the date hereof, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Voting Party is a party relating to the pledge, acquisition, disposition, transfer or voting of Voting Securities prior to the consummation of the transactions contemplated hereby, and there are no voting trusts or voting agreements with respect to the Voting Securities (except for any such commitment that may be imposed pursuant to this Agreement and the transactions contemplated hereby, and any applicable restrictions on transfer under applicable U.S. state or federal securities or “blue sky” law). Other than the securities set forth on Annex A hereto held by Voting Party, as of the date hereof, Voting Party does not beneficially own any Voting Securities or any options, warrants or other rights to acquire any additional Allegro Warrants, or securities exercisable for or convertible into Allegro Warrants.

(e) No Litigation. There is no Legal Proceeding pending against, or, to the knowledge of Voting Party, threatened against, Voting Party that would reasonably be expected to materially impair or materially adversely affect the ability of Voting Party to perform Voting Party’s obligations hereunder, to consummate the transactions contemplated by this Agreement, or that would reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement.

(f) Sophistication. Voting Party is a sophisticated shareholder and has adequate information concerning the business and financial condition of Allegro and the Company to make an informed decision regarding this Agreement and has independently, and based on such information as the Voting Party has deemed appropriate, made its own analysis and decision to enter into this Agreement, without reliance upon Allegro, the Company, any of their Affiliates or any of the respective Representatives of the foregoing. Voting Party acknowledges that Allegro and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Voting Party acknowledges that the agreements contained herein with respect to its Voting Securities are irrevocable.

(g) Merger Agreement. Voting Party hereby acknowledges that it has received and reviewed a complete copy of the Merger Agreement.

3. Agreement relating to Voting Securities. Each Voting Party shall, solely in his, her or its capacity as a Voting Party, during the term of this Agreement (i) vote or cause to be voted its Voting Securities at every meeting of the warrantholders of Allegro at which such matters are considered and at every adjournment or postponement thereof, in favor of (or if written consent is solicited in lieu of a meeting of the warrantholders of Allegro, give its written consent, with respect to its Voting Securities all proposals necessary to effectuate the Warrant Amendment, (ii) vote or cause to be voted its Voting Securities at every meeting of the warrantholders of Allegro at which such matters are considered and at every adjournment or postponement thereof, in favor of (or if written consent is solicited in lieu of a meeting of the warrantholders of Allegro, give its written consent, with respect to its Voting Securities) the Warrant Amendment, and (iii) vote or cause to be voted its Voting Securities at every meeting of the warrantholders of Allegro at which such matters are considered and at every adjournment or postponement thereof, against (or if written consent is solicited in lieu of a meeting of the warrantholders of Allegro, withhold its written consent, with respect to its Voting Securities) (A) any proposal or offer from any Person (other than the Company or any of its Affiliates) concerning an alternative amendment to the Allegro Warrants; and (B) any action, proposal, transaction or agreement that could reasonably be expected to materially impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Warrant Amendment or the fulfillment of Allegro’s obligations under the Warrant Amendment).

4. No Voting Trusts or Other Arrangement. Each Voting Party agrees that, during the term of this Agreement, Voting Party will not, and will not permit any entity under Voting Party’s control to, deposit any Voting Securities in a voting trust, grant any proxies with respect to the Voting Securities or subject any of the Voting Securities to any arrangement with respect to the voting of the Voting Securities. Each Voting Party hereby revokes any and all previous proxies and attorneys in fact with respect to the Voting Securities.

5. Transfer and Encumbrance. Each Voting Party agrees that, during the term of this Agreement, Voting Party will not, directly or indirectly, transfer (including by operation of law), sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of his, her or its Voting Securities held as of the date hereof or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of his, her or its Voting Securities or Voting Party’s voting or economic interest therein, except a Permitted Transfer; provided, however, as a precondition to such Permitted Transfer, the transferee shall agree in a writing, reasonably satisfactory in form and substance to Allegro and the Company, to be bound by all of the terms of this Agreement. Any attempted Transfer of Voting Securities or any interest therein in violation of this Section 5 shall be null and void.

6. Appraisal and Dissenters’ Rights. Each Voting Party hereby (i) waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Warrant Amendment that Voting Party may have by virtue of ownership of the Voting Securities and (ii) agrees not to commence or participate in any claim, derivative or otherwise, against Allegro relating to the negotiation, execution or delivery of this Agreement or the Warrant Amendment, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Warrant Amendment or (B) alleging a breach of any fiduciary duty of the board of directors of Allegro in connection with this Agreement or the Warrant Amendment.

7. Redemption Rights. Each Voting Party agrees not to exercise any right to redeem its Voting Securities.

8. Acquisition of Additional Warrants. In the event that, during the term of this Agreement, (a) any Voting Securities are issued to a Voting Party pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Voting Securities or otherwise, (b) a Voting Party purchases or otherwise acquires beneficial ownership of any Voting Securities or (c) a Voting Party acquires the right to vote or share in the voting of any Voting Securities (collectively the “New Securities”), then such New Securities acquired or purchased by such Voting Party shall be subject to the terms of this Agreement to the same extent as if they constituted the Voting Securities owned by such Voting Party as of the date hereof.

9. Termination. This Agreement shall automatically terminate upon the earliest to occur of (i) the effective time of the Warrant Amendment, (ii) the date on which the Merger Agreement is terminated in accordance with its terms, and (iii) the effective date of a written agreement executed and delivered by the Company and each Voting Party terminating this Agreement. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, that nothing in this Section 9 shall relieve any party of liability for any willful breach of this Agreement occurring prior to termination. Notwithstanding the foregoing, Sections 6, 10, 11, 12, 13 and this Section 9 shall survive termination of this Agreement.

10. Specific Enforcement. Each of the parties hereto agrees that irreparable harm for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that it does not fully and timely perform its obligations under or in connection with this Agreement (including failing to take such actions as are required of it hereunder) in accordance with its terms. Each of the parties hereto acknowledges and agrees that (i) the other parties will be entitled to an injunction, specific performance or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages and without posting a bond, this being in addition to any other remedy to which such other parties are entitled under this Agreement and (ii) the right to obtain an injunction, specific performance, or other equitable relief is an integral part of this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 10 shall not be required to provide any bond or other security in connection with any such injunction.

11. Entire Agreement; Nonreliance; Amendments; Waivers. This Agreement, together with the Merger Agreement, and any other documents, instruments and certificates explicitly referred to herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, with respect thereto. No party has relied on any representations or commitments other than those explicitly contained in this Agreement and there are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly provided for herein and therein. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or, in the case of a waiver, by the party against whom the waiver is to be effective. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

12. Notices. Any notice, request, demand, claim or other communication required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered personally, delivered by nationally recognized overnight courier service, sent by certified or registered mail, postage prepaid, or sent by electronic mail to the applicable email address specified below. Any such notice, request, demand, claim or other communication will be deemed to have been delivered and given (a) when delivered, if delivered personally, (b) the Business Day after it is deposited with such nationally recognized overnight courier service, if sent for overnight delivery by a nationally recognized overnight courier service, (c) the day of sending, if sent by electronic mail prior to 5:00 p.m. (Eastern time) on any Business Day or the next succeeding Business Day if sent by electronic mail after 5:00 p.m. (Eastern time) on any Business Day or on any day other than a Business Day or (d) five (5) Business Days after the date of mailing, if mailed by certified or registered mail, postage prepaid, in each case, to the following address or, if applicable, email address, or to such other address or email address as such party may subsequently designate to the other parties by notice given hereunder:

If to Allegro to:

Allegro Merger Corp.
777 Third Avenue, 37th Floor
New York, New York 10017
Attention:	Eric Rosenfeld
Email:

with copies (which shall not constitute notice) to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue, 11th Floor
New York, New York 10174
Attention:	Jeffrey M. Gallant
Eric T. Schwartz
Email:

If to the Company to:

SeeQC, Inc.
150 Clearbrook Road
Elmsford, NY 10523
Attention:	John Levy
Email:

with copies (which shall not constitute notice) to:

DLA Piper LLP (US)
1251 Avenue of the Americas
New York, New York 10020-1104
Attention:	Stephen P. Alicanti
Jon Venick
Email:

If to a Voting Party, to the addresses set forth on Annex A.

13. Miscellaneous.

(a) Governing Law. This Agreement, the rights of the parties hereunder and any Legal Proceeding arising out of this Agreement, arising in whole or in part under or in connection herewith, will be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the Applicable Laws of any other jurisdiction.

(b) Jurisdiction. Any Legal Proceeding arising out of this Agreement may be brought in any state or federal court sitting in the State of Delaware, but in no other court. Each of the parties to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Delaware, for the purpose of any Legal Proceeding relating to or arising in whole or in part under or in connection with this Agreement (whether in law or in equity, whether in contract or in tort, by statute or otherwise), (ii) hereby waives to the extent not prohibited by Applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Legal Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Legal Proceeding brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other Legal Proceeding in any other court other than one of the above-named courts or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such Legal Proceeding other than before one of the above-named courts. Notwithstanding the previous sentence a party may commence any Legal Proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(c) Service of Process. Each of the parties to this Agreement hereby (i) consents to service of process in any Legal Proceeding among any of the parties hereto relating to or arising in whole or in part under or in connection with this Agreement (whether in law or in equity, whether in contract or in tort, by statute or otherwise) in any manner permitted by Applicable Law, (ii) agrees that service of process made in accordance with clause (i) or made by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 13, will constitute good and valid service of process in any such Legal Proceeding and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such Legal Proceeding, any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

(d) Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENTS THAT CANNOT BE WAIVED, EACH OF THE PARTIES HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY OF THE TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION WHATSOEVER BETWEEN OR AMONG THEM RELATING TO THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY OF THE TRANSACTIONS AND THAT SUCH ACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. EACH PARTY ACKNOWLEDGES THAT NO PARTY HAS AGREED NOT TO ENFORCE THIS WAIVER OF THE RIGHT TO TRIAL BY JURY.

(e) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. In the event that any provision hereof would, under Applicable Law, be invalid or unenforceable in any respect, each party hereto intends that such provision will be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, Applicable Law.

(f) Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Agreement will become effective when duly executed and delivered by each party hereto. Counterpart signature pages to this Agreement may be delivered by facsimile or electronic delivery (i.e., by email of a .PDF signature page or by DocuSign or similar electronic means) and each such counterpart signature page will constitute an original for all purposes.

(g) Titles and Headings. The titles and captions in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

(h) Succession and Assignment; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, each of which such successors and permitted assigns will be deemed to be a party hereto for all purposes hereof. No party may assign, delegate or otherwise transfer, including by operation of law or by merger, either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto, and any attempt to do so will be null and void ab initio. Except as expressly provided herein, this Agreement is for the sole benefit of the parties hereto and their successors and permitted assignees and nothing herein expressed or implied will give or be construed to give any Person, other than the parties hereto and such successors and permitted assignees, any other right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(i) No Ownership Interests. Except as provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in the Company or Allegro any direct or indirect ownership or incidence of ownership of or with respect to any Voting Securities. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Voting Securities shall remain vested in and belong to the Voting Parties. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of Applicable Law.

(j) Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

(k) Further Assurances. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the Warrant Amendment, on the terms and subject to the conditions set forth in this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Support Agreement as of the date first written above.

COMPANY:

SEEQC, INC.

By:
Name:
Title:

ALLEGRO:

ALLEGRO MERGER CORP.

By:
Name:
Title:

[Company and Allegro Signature Page to Warrant Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Support Agreement as of the date first written above.

VOTING PARTY:

[●]

By:
[Signature]

Name:
[Print Name of Signatory, If an Entity]

Title:
[Print Title of Signatory, If an Entity]

Voting Securities:

[Voting Party Signature Page to Warrant Support Agreement]

Annex A

Voting Securities

Name	Mailing Address & Email Address	Allegro Warrants
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
TOTAL		[●]